AB Global Risk Allocation Fund, Inc.
Class A (Ticker: CABNX); Class C (Ticker: CBACX); Advisor Class (Ticker: CBSYX); Class I (Ticker: CABIX)

(the “Fund”)

Supplement dated March 19, 2026 to the Fund’s Prospectus and Summary Prospectus dated February 28, 2026.

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Effective immediately, the following chart replaces the chart under the heading “Portfolio Managers” in the summary section of the Prospectus and Summary Prospectus for the Fund as applicable.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Carl Jones	Since March 2026	Vice President of the Adviser

Daniel J. Loewy	Since 2016	Senior Vice President of the Adviser

Leon Zhu	Since 2012	Senior Vice President of the Adviser

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The following replaces certain information under the heading “Management of the Funds – Portfolio Managers” in the Prospectus for the Fund.

The following table lists the persons within the Quantitative Investment Team with the most significant responsibility for the day-to-day management of the Fund’s portfolio, the length of time that each person has been jointly and primarily responsible for the Fund’s portfolio and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation(s) During the Past Five (5) Years
Carl Jones; since March 2026; Vice President of the Adviser	Vice President of the Adviser, with which he has been associated since 2024. He is also a Macro Strategy Analyst. Prior to joining the Adviser, he was a Portfolio Manager at Aberdeen Investments (formerly, Abrdn) from 2022 until joining the Adviser in 2024, and a Portfolio Manager at Cardano Risk Management prior to 2021.

Daniel J. Loewy; since 2016; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021. He is also Chief Investment Officer and Head of Multi-Asset and Hedge Fund Solutions; and Chief Investment Officer for Dynamic Asset Allocation.

Leon Zhu; since 2012; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated since prior to 2021.

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectus and Summary Prospectus for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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